UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 26, 2006

(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-30413	36-4246655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.         14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.         13e-4(c)

Section 8 - Other Events

Item 8.01                Other Events.

Attached to this Form 8-K as Exhibit No. 99.1 is a copy of an electronic message to be provided by the Inland Securities Corporation to its sales network and broker/dealer firms.  Inland Securities Corporation, an affiliate of Inland Retail Real Estate Trust, Inc (the “Company”), is providing this message in connection with the proposed merger described in the Company’s Current Report on Form 8-K filed on October 24, 2006, which electronic message is incorporated into this filing in its entirety.  Attached to this Form 8-K as Exhibit 99.2 is a copy of the press release referenced in the email distribution, which press release was previously filed by the Company on Form 8-K on October 24, 2006, and which press release is incorporated into this filing in its entirety.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements.  Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

This filing does not constitute an offer of any securities for sale.  In connection with the proposed transaction, Developers Diversified Realty Corporation (“DDR”) and the Company expect to file a proxy statement/prospectus as part of a Registration Statement regarding the proposed merger with the SEC. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about DDR and the Company and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and the Company with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and the Company by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, Illinois 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

DDR and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of DDR, which was filed with the SEC on April 3, 2006. Information about the Company and its directors and executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.

Section 9 - Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

Exhibit Number	Description

99.1	Informational E-mail
99.2	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Barry L. Lazarus
Name:	Barry L. Lazarus
Title:	Chief Executive Officer and President
Date:	October 26, 2006